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                                                                 EXHIBIT 10.19-B

                              SECOND AMENDMENT TO
                          PURCHASE AND SALE AGREEMENT


     This Second Amendment to Purchase and Sale Agreement entered into as of September 17, 1997, by and between PGA GOLF DEVELOPMENT, INC. ("Seller"), and VISTANA PSL, INC. ("Purchaser").

                              W I T N E S S E T H:

     Whereas, Seller and Purchaser entered into a Purchase and Sale Agreement dated as of August 12, 1997, as amended by that certain First Amendment dated as of September 12, 1997 (collectively, the "Vistana Agreement"), for the purchase of the Vistana Property, as defined in the Vistana Agreement; and

     Whereas, Seller and Purchaser have agreed to extend the Closing.

                              W I T N E S S E T H:

     Now, therefore, for and in consideration of the mutual covenants contained herein and in consideration of the sum of ten ($10) dollars paid by each party to the other, the receipt and sufficiency of same hereby acknowledged, the parties agree as follows:

          1. All terms used herein shall have the same meaning as those used in the Vistana Agreement.

          2.  The Closing shall take place on September 19, 1997.

          3. Except as specifically modified hereby, all terms and conditions of the Vistana Agreement shall remain the same and Seller and Purchaser ratify and confirm such terms and conditions.

          4. This Second Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same document.



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     Executed as of September 17, 1997 by Seller and Purchaser.

Signed, sealed and delivered        "Seller"
in the presence of:
                                    PGA GOLF DEVELOPMENT, INC., a Florida
                                    corporation



/S/ Sandra L. Harrelson             By:  /S/ Jim L. Awtrey
-------------------------------          ---------------------------
Print Name: Sandra L. Harrelson     Name: Jim L. Awtrey
           --------------------           --------------------------
                                    Its: CEO
                                         ---------------------------

/S/ Christine Garrity
------------------------------
Print Name: Christine Garrity
            ------------------

                                    "Purchaser"

                                    VISTANA PSL, INC., a Florida corporation



/S/ Donna L. Bershaw                By: /S/ Susan Werth
------------------------------          ----------------------------
Print Name: Donna L. Bershaw        Name: Susan Werth
            ------------------            --------------------------
                                    Its: Senior Vice President - Law
                                         ---------------------------

/S/ Julie Granados
------------------------------
Print Name: Julie Granados
            ------------------


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